UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2006

CDI Corp.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5519	23-2394430
(Commission File Number)	(IRS Employer Identification No.)

1717 Arch Street, 35th Floor, Philadelphia, PA	19103-2768
(Address of Principal Executive Offices)	(Zip Code)

(215) 569-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 28, 2006, CDI Corp. (“CDI” or “the company”) agreed to an amendment to its existing unsecured line of credit promissory note with JP Morgan Chase Bank, N.A. (the “Bank”). The amendment extended the maturity date of the note from February 28, 2006 to June 30, 2006. In addition, the amendment increased the maximum amount which CDI may borrow from the Bank under this uncommitted promissory note from $25 million to $35 million.

Item 2.02	Results of Operations and Financial Condition

On March 1, 2006, CDI issued a news release (i) reporting the company’s financial results for its fourth fiscal quarter and its fiscal year ended December 31, 2005, (ii) announcing a quarterly cash dividend of $0.11 per share, and (iii) reporting that the company expects to report a material weakness in internal control over financial reporting. A copy of the company’s news release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in Item 2.02 and Exhibit 99.1 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended) or incorporated by reference in any filing under the Securities Act of 1933 (as amended) or the Securities Exchange Act of 1934 (as amended), except as shall be expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the information set forth above under Item 1.01.

Item 7.01	Regulation FD Disclosure

On March 2, 2006, Roger H. Ballou, the President and Chief Executive Officer of CDI, is expected to make a series of presentations to potential institutional investors at a conference in Boston. The presentations will include the information about CDI which is set forth on the slides attached to this report as Exhibit 99.2. Exhibit 99.2 is incorporated by reference herein. Following the presentation, the slides contained in Exhibit 99.2 will be posted on the company’s website at www.cdicorp.com.

The information in Item 7.01 and Exhibit 99.2 of this Report is being furnished pursuant to Regulation FD. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended) or incorporated by reference in any filing under the Securities Act of 1933 (as amended) or the Securities Exchange Act of 1934 (as amended), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	News Release dated March 1, 2006, issued by CDI Corp.

99.2	Slide presentation to be made by the Chief Executive Officer of CDI Corp. to potential institutional investors on March 2, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDI CORP. (Registrant)

By:	/s/ Roger H. Ballou
Roger H. Ballou
President and Chief Executive Officer

Date: March 1, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release dated March 1, 2006, issued by CDI Corp.

99.2	Slide presentation to be made by the Chief Executive Officer of CDI Corp. to potential institutional investors on March 2, 2006